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                     COHEN & STEERS EQUITY INCOME FUND, INC.

April 20, 1999

To Our Shareholders:

     We are pleased to submit to you our quarterly report for Cohen & Steers Equity Income Fund, Inc. for the three months ended March 31, 1999. The net asset values per share at that date were $9.62, $9.58, and $9.57 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $9.61. In addition, a regular quarterly dividend of $0.17 per share was declared for shareholders of record on March 23, 1999 and paid on March 24, 1999 to all four classes of shares.

INVESTMENT REVIEW

     For the three months ended March 31, 1999, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of -5.0% for Class A shares (without giving effect to sales loads or contingent deferred sales charges, if any). Class B and C shares returned -5.1% and -4.9%, respectively, for the quarter (also without giving effect to any sales charge). Class I shares returned -4.8% for the quarter. The performance compared favorably to the Fund's benchmark, the NAREIT Equity REIT Index return of -5.6%. This solid relative performance marks the sixth consecutive quarter (as well as every quarter since inception) of the Fund outperforming its benchmark. We will continue to seek continued solid relative performance based on the Fund's emphasis on above-average current income, consistent earnings growth, and attractive relative valuation levels.

     Simply stated, REITs have remained out of favor so far in 1999. As has been the case since the peak in REIT share prices in December 1997, earnings and dividends have continued to grow at a steady pace, causing valuation measures such as price/earnings ratios and dividend yields to reach extreme levels. For example, at quarter-end the average equity REIT dividend yield was 8.0%. Relative to the broader stock market averages, which have been continually rising to record levels, REIT valuations have reached an unprecedented level on both an absolute and relative basis. And, as shown in the following chart, the current REIT bear market has now become one of the longest and deepest in history.

------------------------------------------------------------------------
EQUITY REIT                     PRICE          TOTAL        DURATION
BEAR MARKET                    DECLINE        RETURN        (MONTHS)
------------------------------------------------------------------------
9/72 - 12/74                    -48.3%        -37.0%           27
8/79 -  4/80                    -15.9%        -11.1%            8
6/81 -  7/82                    -15.8%         -7.1%           13
2/87 - 10/87                    -20.9%        -17.1%            8
8/89 - 10/90                    -34.4%        -24.2%           14
9/93 - 11/94                    -17.5%        -10.9%           14
------------------------------------------------------------------------
AVERAGE                         -25.5%        -17.9%           14
------------------------------------------------------------------------
12/97 - 3/99                    -27.6%        -21.3%           15
------------------------------------------------------------------------
Source: National Association of Real Estate Investment Trusts

     Importantly, the two bear markets that were deeper than the current one were both accompanied by economic recessions and real estate depressions. Severe overbuilding, which led to unusually high vacancy rates and bankruptcies, precipitated the real estate problems in those previous bear markets. In contrast, the U.S. economy today seems to remain quite strong and real estate fundamentals are not only extremely healthy but appear to be improving. Fourth quarter earnings for the REIT industry grew by 15% according to industry sources, with much of that improvement coming from strong growth in rents. In addition, recent statistics indicate continued low vacancy rates and a decline in new construction for every major property type, suggesting that fears of potential overbuilding are unfounded.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

INVESTMENT OUTLOOK

     It appears to us that the bear market may have ended and that sentiment towards the REIT sector is beginning to improve. It has been our belief that there were three factors that precipitated this bear market: fear of an economic slowdown, fear of price deflation that would reduce real estate values, and a narrowing of investment opportunities for public real estate companies. The first two factors appear to have been favorably resolved, while the third remains unsettled.

     The U.S. economy remains quite strong and there seems to be few, if any, signs of a slowdown. Further, there appears to be little or no reason for either domestic or foreign monetary authorities to enact policies that would precipitate an economic slowdown. Our economy has successfully absorbed the slowdown in most of Asia, Russia, and Latin and South America. There are now signs that many of these economies have at least bottomed out, if not entered a recovery phase. The prospect of a stronger world economy, coupled with the substantial rise in oil prices, wage pressures and other telltale signs of price inflation, have caused the bond market to fall in 1999, raising yields to a 9-month high. These recent developments in our view have begun to nearly eliminate any lingering fears of widespread price deflation.

     The factor relating to the opportunity set available to REITs has not been resolved, at least not on an industry-wide basis. There are few, if any, cyclical industries in which the same investment and operational strategy works at different phases of the cycle. Because we believe the real estate industry has completed its growth phase and has now entered the equilibrium phase, it is becoming clear to us that the formula for success in real estate today is quite different than in most of the 1990's. Changing property dynamics, capital flows and investor expectations require a complete re-evaluation of how real estate enterprises should be run. This is summarized in the chart below.

                   WINNING REAL ESTATE INVESTMENT STRATEGIES
 ---------------------------------------------------------------------------------------------------------------------
                      GROWTH PHASE                                           EQUILIBRIUM PHASE
---------------------------------------------------------------------------------------------------------------------
     Acquire as many assets as quickly as possible               Rationalize assets acquired in the 1990's
---------------------------------------------------------------------------------------------------------------------
   Take advantage of distressed sellers of property        Take advantage of overly aggressive property buyers
 ---------------------------------------------------------------------------------------------------------------------
Measure success of acquisitions by earnings accretion     Assess merit of acquisitions based on return on assets
---------------------------------------------------------------------------------------------------------------------
   Seek external growth through property acquisitions       Maximize internal growth by improving profitability
---------------------------------------------------------------------------------------------------------------------
       Raise as much equity as often as possible                Do not dilute shareholders by issuing equity
---------------------------------------------------------------------------------------------------------------------
            Utilize high financial leverage                              Reduce financial leverage
 ---------------------------------------------------------------------------------------------------------------------
                    Form new REITs                                 Consolidate public company universe
 ---------------------------------------------------------------------------------------------------------------------
                    Invest in assets                                         Invest in entities
 ---------------------------------------------------------------------------------------------------------------------

     Our investment strategy continues to emphasize companies whose management teams have recognized the maturity of the cycle and have adopted new strategies that will enhance shareholder value. During the growth phase of the cycle, the strategy of acquiring as much property as possible, as quickly as possible and with whatever means available, was the key to success. There was a large number of willing sellers at the same time that occupancies, rents and asset values were all rising very quickly. With stock prices high and financing plentiful, nearly all acquisitions contributed to per share earnings, further sustaining lofty share valuations.

     In the equilibrium phase of the cycle, property prices are high, acquisition opportunities are fewer, and competition is much greater, particularly from private capital sources. In addition, the bear market has significantly raised the cost of equity capital for REITs, further narrowing their acquisition and financing opportunities. It is ironic that a seller's market for property now coincides with a buyer's market for shares of property-owning REITs. As a result,

--------------------------------------------------------------------------------
                                       2






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--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

we believe that a large-scale consolidation of the industry may be at hand. In recent weeks several proposals to take REITs private have been announced and it is our understanding that a great many more are currently being considered. Clearly, if the gap between public and private market values persists, we believe many REITs will either be taken private or taken over by other REITs. This activity may prove to be a catalyst for better stock price performance.

     In this environment some exciting strategic opportunities are surfacing that can materially improve the quality of REIT property portfolios and increase earnings growth rates. REITs today have an unprecedented opportunity to sell properties at attractive prices, pruning their portfolios of assets that are under-performing or that do not fit from a strategic standpoint. The proceeds of these sales can be used to repay debt, be re-deployed into higher returning assets, or simply be retained for future opportunities. A large number of REITs have chosen to repurchase shares; however, this is a strategy which we believe most often has little merit, given the ongoing capital requirements of the real estate business. In any case, the combination of asset sales and a slowdown in the acquisition pace of the industry has materially reduced the amount of financing required by REITs. The perception that REITs will not be tapping the equity market on a regular basis will dramatically improve the supply/demand picture for their shares.

     The governance of the public market is having the further effect of disciplining the management of the REIT industry. Reductions in staff and other overhead are now commonplace, and efforts to improve profitability of existing owned assets have become foremost priorities. In conjunction with employing a higher required rate of return on new investment, industry participants have a unique opportunity to enjoy a meaningful increase in profitability.

     As we have discussed in the past, we believe that the equilibrium phase of the cycle could last for a very long time due to the public market discipline that has been imposed on the real estate industry. This indicates to us that real estate and REIT returns will generally revert to their historic levels; for the 20 year period ended March 31, 1999, the NAREIT Equity REIT Index had a compound average annual return of 13.6%. While we cannot make predictions about the Fund's absolute future performance, or its future performance relative to an index, our goal will continue to be to provide returns that are in excess of this broad-based index. There are a host of companies that have what we believe is above-average earnings growth coupled with above-average current income and these are the mainstays of our portfolio. In our opinion, the public market offers the single best real estate investment today.

Sincerely,

MARTIN COHEN
President

ROBERT H. STEERS
Chairman

STEVEN R. BROWN
Senior Vice President

Cohen & Steers Capital Management, Inc.


--------------------------------------------------------------------------------

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

--------------------------------------------------------------------------------


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                                       3

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1999 (UNAUDITED)

                                                                            NUMBER OF                     DIVIDEND
                                                                             SHARES         VALUE          YIELD*
                                                                            ---------    -----------   ---------------
EQUITIES                                                         96.30%
  COMMON STOCK                                                   79.23%
     APARTMENT/RESIDENTIAL                                       10.98%
          Apartment Investment & Management Co. -- Class A............        36,600     $ 1,326,750           6.90%
          Charles E. Smith Residential Realty.........................        36,000       1,109,250           6.95
          Essex Property Trust........................................        37,000         966,625           7.66
          Post Properties.............................................        30,000       1,080,000           7.78
          Summit Properties...........................................        80,700       1,346,681          10.01
                                                                                         -----------
                                                                                           5,829,306
                                                                                         -----------
     DIVERSIFIED                                                  6.22%
          Anthracite Capital..........................................       233,100       1,748,250          15.47
          Pacific Gulf Properties.....................................        86,200       1,551,600           9.56
                                                                                         -----------
                                                                                           3,299,850
                                                                                         -----------
     HEALTH CARE                                                 11.01%
          ElderTrust..................................................        67,200         604,800          16.22
          Health Care Property Investors..............................        54,300       1,561,125           9.46
          Healthcare Realty Trust.....................................        70,700       1,343,300          11.16
          Nationwide Health Properties................................        78,900       1,499,100           9.47
          Ventas......................................................       139,000         834,000          26.00
                                                                                         -----------
                                                                                           5,842,325
                                                                                         -----------
     HOTEL                                                        6.54%
          FelCor Lodging Trust........................................        69,700       1,616,169           9.49
          Host Marriott Corp..........................................        61,300         681,962           7.55
          Innkeepers USA..............................................       125,900       1,172,444          12.03
                                                                                         -----------
                                                                                           3,470,575
                                                                                         -----------
     INDUSTRIAL                                                   3.10%
          First Industrial Realty Trust...............................        68,800       1,646,900          10.03
                                                                                         -----------
     OFFICE                                                      22.69%
          Arden Realty Group..........................................        80,600       1,793,350           8.00
          Brandywine Realty Trust.....................................        80,900       1,314,625           9.60
          CarrAmerica Realty Corp.....................................        59,800       1,319,338           8.39
          Crescent Real Estate Equities Co............................        73,400       1,578,100          10.23
          Highwoods Properties........................................        75,000       1,767,187           9.17
          Mack-Cali Realty Corp.......................................        77,000       2,261,875           7.49
          SL Green Realty Corp........................................        76,100       1,431,631           7.44
          Tower Realty Trust..........................................        30,600         579,488           8.92
                                                                                         -----------
                                                                                          12,045,594
                                                                                         -----------
     OFFICE/INDUSTRIAL                                            4.68%
          Liberty Property Trust......................................        49,600       1,029,200           8.67
          Prime Group Realty Trust....................................        28,600         378,950          10.19
          TriNet Corporate Realty Trust...............................        42,500       1,078,437          10.25
                                                                                         -----------
                                                                                           2,486,587
                                                                                         -----------

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                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1999 (UNAUDITED)

                                                                            NUMBER OF                     DIVIDEND
                                                                             SHARES         VALUE          YIELD*
                                                                            ---------    -----------   ---------------
     SHOPPING CENTER                                             12.33%
       COMMUNITY CENTER                                           5.15%
          Developers Diversified Realty Corp..........................       $34,200     $   489,488           9.78%
          Federal Realty Investment Trust.............................        41,800         885,637           8.31
          Pan Pacific Retail Properties...............................        53,900         956,725           9.01
          Pennsylvania REIT...........................................        21,500         401,781          10.06
                                                                                         -----------
                                                                                           2,733,631
                                                                                         -----------
       REGIONAL MALL                                              7.18%
          JP Realty...................................................        74,700       1,470,657           9.45
          Macerich Co.................................................        26,300         596,681           8.55
          Simon Property Group........................................        38,700       1,061,831          11.21
          The Mills Corp..............................................        38,100         683,419           7.36
                                                                                         -----------
                                                                                           3,812,588
                                                                                         -----------
          TOTAL SHOPPING CENTER.......................................                     6,546,219
                                                                                         -----------
     SPECIALTY                                                    1.68%
          Entertainment Properties Trust..............................        51,700         891,825           9.74
                                                                                         -----------
               TOTAL COMMON STOCK (Identified cost -- $48,565,004)....                    42,059,181
                                                                                         -----------
  PREFERRED STOCK                                                17.07%
          Apartment Investment & Management Co., 9.00%, Series C......        52,000       1,144,000          10.23
          Apartment Investment & Management Co., 9.375%, Series G.....        62,400       1,431,300          10.20
          Camden Property Trust, $2.25, Series A (Convertible)........        56,700       1,325,362           9.63
          Colonial Properties Trust, 8.875%, Series A.................        30,000         675,000           9.73
          Crown American Realty Trust, 11.00%, Series A...............         9,800         470,400          11.46
          General Growth Properties, 7.25%, Series A (Redeemable).....        22,000         500,500           7.96
          Liberty Properties Trust, 8.80%, Series A...................        29,600         693,750           9.39
          Prime Retail, 8.50%, Series B (Convertible).................        14,100         225,600          13.25
          Reckson Associates Realty Corp., 7.625%, Series A
            (Convertible).............................................        73,900       1,505,713           9.37
          SL Green Realty Corp., 8.00%, Series A (Convertible)........        53,100       1,088,550           9.76
                                                                                         -----------
               TOTAL PREFERRED STOCK (Identified
                 cost -- $10,277,225).................................                     9,060,175
                                                                                         -----------
               TOTAL EQUITIES (Identified cost -- $58,842,229)........                    51,119,356
                                                                                         -----------
                                                                            PRINCIPAL
                                                                             AMOUNT
                                                                            ---------
  COMMERCIAL PAPER                                                2.18%
          Premium Financial Corp., 4.85%, due 4/1/99
            (Identified cost - $1,160,000)............................      $1,160,000     1,160,000
                                                                                         -----------
TOTAL INVESTMENTS (Identified cost -- $60,002,229)..........     98.48%                   52,279,356
OTHER ASSETS IN EXCESS OF LIABILITIES.......................      1.52%                      804,979
                                                                -------                  -----------
NET ASSETS..................................................    100.00%                  $53,084,335
                                                                =======                  ===========


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                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1999 (UNAUDITED)

CLASS A
        Net Assets.......................................................................    $28,897,828
                                                                                             -----------
        Shares issued and outstanding ($0.001 par value common stock outstanding)........      3,002,491
                                                                                             -----------
        Net asset value and redemption value per share'D'................................          $9.62
        Maximum offering price per share ($9.62[div]0.955)'D'D'..........................         $10.07
CLASS B
        Net Assets.......................................................................    $10,034,261
                                                                                             -----------
        Shares issued and outstanding ($0.001 par value common stock outstanding)........      1,047,841
                                                                                             -----------
        Net asset value and redemption value per share'D'................................          $9.58
CLASS C
        Net Assets.......................................................................    $14,046,588
                                                                                             -----------
        Shares issued and outstanding ($0.001 par value common stock outstanding)........      1,468,529
                                                                                             -----------
        Net asset value and redemption value per share'D'................................          $9.57
CLASS I
        Net Assets.......................................................................    $   105,658
                                                                                             -----------
        Shares issued and outstanding ($0.001 par value common stock outstanding)........         10,992
                                                                                             -----------
        Net asset value and redemption value per share'D'................................          $9.61

------------------------
   * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
 'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
'D'D' On investments of $100,000 or more, the offering price is reduced.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1999 (UNAUDITED)

                                                                                                         NET ASSET VALUE
                                                                    NET ASSETS                              PER SHARE
                                               -----------------------------------------------------    ------------------
                                                 CLASS A        CLASS B        CLASS C      CLASS I     CLASS A    CLASS B
                                               -----------    -----------    -----------    --------    -------    -------
NET ASSET VALUE:
Beginning of period: 12/31/98...............   $31,581,190    $10,114,434    $13,159,302    $283,166    $10.31     $10.27
                                               -----------    -----------    -----------    --------    -------    -------
    Net investment income...................   $   568,861    $   177,100    $   242,614    $  3,567    $ 0.19     $ 0.17
    Net realized and unrealized loss on
      investments...........................    (2,075,996)      (699,572)      (942,734)    (17,579)    (0.71 )    (0.69)
    Distributions from net investment
      income................................      (500,070)      (174,981)      (243,810)     (1,846)    (0.17 )    (0.17)
                                                                                                        -------    -------
    Capital stock transactions:
        Sold................................     3,216,924      1,034,027      2,873,253          --
        Distributions reinvested............       139,915         12,375         18,911       1,232
        Redeemed............................    (4,032,996)      (429,122)    (1,060,948)   (162,882)
                                               -----------    -----------    -----------    --------
Net increase/(decrease) in net asset
  value.....................................    (2,683,362)       (80,173)       887,286    (177,508)    (0.69)     (0.69)
                                               -----------    -----------    -----------    --------    -------    -------
End of period: 3/31/99......................   $28,897,828    $10,034,261    $14,046,588    $105,658    $ 9.62     $ 9.58
                                               -----------    -----------    -----------    --------    -------    -------
                                               -----------    -----------    -----------    --------    -------    -------


                                              CLASS C    CLASS I
                                              -------    -------
NET ASSET VALUE:
Beginning of period: 12/31/98...............  $10.26     $ 10.28
                                              -------    -------
    Net investment income...................  $ 0.17     $  0.33
    Net realized and unrealized loss on
      investments...........................   (0.69)      (0.83)
    Distributions from net investment
      income................................   (0.17)      (0.17)
                                              -------    -------
    Capital stock transactions:
        Sold................................
        Distributions reinvested............
        Redeemed............................

Net increase/(decrease) in net asset
  value.....................................   (0.69)      (0.67)
                                              -------    -------
End of period: 3/31/99......................  $ 9.57     $  9.61
                                              -------    -------
                                              -------    -------

------------------------
 * Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                            TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED MARCH 31, 1999) (UNAUDITED)

                                    SINCE INCEPTION (9/2/97)
          ONE YEAR                        (ANNUALIZED)
-----------------------------     -----------------------------
 INCLUDING        EXCLUDING        INCLUDING        EXCLUDING
SALES CHARGE     SALES CHARGE     SALES CHARGE     SALES CHARGE
------------     ------------     ------------     ------------
 -19.65%          -15.86%          -7.21%           -4.47%

 Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.
                                       7







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---------------------------------

        COHEN & STEERS
        --------------
      Equity Income Fund
---------------------------------




---------------------------------
         QUARTERLY REPORT
          MARCH 31, 1999




COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017



----------------
First Class Mail
  U.S. Postage
      PAID
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Permit No. 56712

                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'
 The double dagger symbol shall be expressed as......................... 'DD'
 The division sign shall be expressed as................................ [div]